SUB-ITEM 77Q1: Exhibits

77Q1(e) Investment Advisory Agreement between Thrivent Asset Management, LLC and Registrant dated May 2, 2016 (Exhibit incorporated by reference as filed as Exhibit (d) to the initial registration statement of Registrant on Form N-1A, file no. 811-23149, filed on May 4, 2016, accession number 0001193125-16-575259.